Exhibit 10.1

AMENDMENT TO LOAN AND SECURITY AGREEMENT

THIS AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is made and entered into on December 11, 2007 by and among BANK OF AMERICA, N.A., a national banking association, (“BA”), in its capacity as collateral and administrative agent for the Lenders under the Loan Agreement (as hereinafter defined) (BA, in such capacity, the “Agent”), and BA as Lender under the Loan Agreement (BA, together with the various financial institutions listed on the signature pages hereof, in such capacity, the “Lenders”), and INTEGRATED ELECTRICAL SERVICES, INC., a Delaware corporation (“Parent”), and each of the Subsidiaries of Parent listed on Annex I attached hereto (Parent and such Subsidiaries of Parent being herein referred to collectively as the “Borrowers”), and the Subsidiaries of Parent listed on Annex II attached hereto (such Subsidiaries being referred to herein as the “Guarantors”, and Borrowers and Guarantors being referred to herein as the “Credit Parties”).

RECITALS

A.

Agent, Lenders and Credit Parties have entered into that certain Loan and Security Agreement, dated as of May 12, 2006 (the Loan and Security Agreement, as amended from time to time, being referred to herein as the “Loan Agreement”).

B.	Credit Parties, Agent and Lenders desire to amend the Loan Agreement as hereinafter set forth, subject to the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

AGREEMENT

ARTICLE I	Definitions

1.01

Capitalized terms used in this Amendment are defined in the Loan Agreement, as amended hereby, unless otherwise stated.

ARTICLE II	Amendments

Effective as of the respective date hereinafter specified, the Loan Agreement is hereby amended as follows:

2.01

Amendment and Restatement of Section 9.2.3(x). Effective as of the date hereof, Section 9.2.3(x) of the Loan Agreement is amended and restated in its entirety to read as follows:

“(x)     Subordinated Debt in the amount existing on the date hereof and the Tontine Subordinated Debt;”

2.02

Amendment and Restatement of Section 9.2.7 of the Loan Agreement. Effective as of the date hereof, Section 9.2.7 of the Loan Agreement is amended and restated in its entirety to read as follows:

“">9.2.7     Distributions. Declare or make any Distributions, except for (i) Upstream Payments, (ii) repurchases of common stock of Parent from employees solely to satisfy their tax obligations arising from their acquisition of such common stock in an aggregate amount not to exceed $1,500,000 in any fiscal year of Credit Parties; provided, that no such repurchases of common stock of Parent shall be permitted unless Borrower has Availability of at least $10,000,000 at the time of such repurchase after giving effect to such repurchase and (iii) other repurchases of common stock of Parent; provided, that (a) Borrowers shall have entered into the Tontine Subordinated Debt Documentation, incurred the Tontine Subordinated Debt and prepaid the Tranche B Loan with the proceeds thereof and cash on hand prior to any such repurchase, (b) the aggregate amount paid in connection with all such repurchases during any period of two fiscal years of Credit Parties shall not exceed $27,500,000, (c) there shall not be any Revolver Loans outstanding at the time of any such repurchase, (d) Borrower shall have unrestricted cash on hand of at least $40,000,000 after giving effect to any such repurchase, (e) no such repurchase shall be of common stock of the Tontine Lenders or any of their Affiliates or of common stock of any officer, director, consultant, manager, agent or employee of any Credit Party or any Affiliate of any Credit Party but only if such repurchase is pursuant to a privately negotiated transaction between such Person and Parent (as distinguished from an open market repurchase by Parent, for example).”

2.03

Amendment and Restatement of Section 9.3.8 of the Loan Agreement. Effective as of October 30, 2007, Section 9.3.8 of the Loan Agreement is amended and restated to read in its entirety as follows:

“Leverage Ratio – Maintain a Leverage Ratio, on a Consolidated basis, tested monthly on the last day of each calendar month on a trailing twelve calendar month basis, beginning October 31, 2007, of not more than the ratio set forth below opposite the relevant date set forth below:

Period Ending	Leverage Ratio
October 31, 2007	4.10 to 1.00
November 30, 2007 and last day of each month thereafter”	4.00 to 1.00

2.04

Amendment to Annex A. Effective as of September 29, 2007, Annex A to the Loan Agreement is amended as follows:

(i)     A new definition, “September 2007 Software Capital Expenditures” is added to Annex A to read in its entirety as follows:

“September 2007 Software Capital Expenditures – the actual capital expenditures incurred by Borrower (but in no event more than $2,300,000) in September of 2007 for software transactions involving SAP and ADP.”

(ii)     The definition of “Fixed Charges” is amended and restated to read in its entirety as follows:

“Fixed Charges – with respect to any period of Borrower on a consolidated basis, without duplication, cash interest expense, Capital Expenditures (excluding (i) Capital Expenditures funded with Debt other than Revolving Loans, but including, without duplication, principal payments with respect to such Debt, and (ii) September 2007 Software Capital Expenditures), principal payments of Debt (other than Revolving Loans and mandatory prepayments from asset sales), and Federal, state, local and foreign income taxes (including accrued taxes).”

2.05

Amendment to Annex A. Effective as of the date hereof, Annex A to the Loan Agreement is amended to add the definitions of “Tontine Lenders”, “Tontine Subordinated Debt” and “Tontine Subordinated Debt Documentation” thereto in correct alphabetical order as follows:

“Tontine Lenders” – collectively, Tontine Capital Partners, L.P. and any Affiliate of Tontine Capital Partners, L.P. that joins in and becomes party to the Tontine Subordinated Debt Documentation in accordance with the terms thereof.”

“Tontine Subordinated Debt – unsecured Subordinated Debt of Borrowers in an aggregate principal amount not to exceed $25,000,000 plus any additional principal resulting from any in kind interest payment as permitted by the Tontine Subordinated Debt Documentation, payable to the Tontine Lenders pursuant to the Tontine Subordinated Debt Documentation.”

“Tontine Subordinated Debt Documentation – collectively, (a) that certain Note Purchase Agreement, dated as of December ___, 2007, among the Tontine Lenders and Borrowers and (b) each of those certain Senior Subordinated Notes, dated as of December ___, 2007, in the aggregate original principal amount of $25,000,000 payable by Borrowers to the Tontine Lenders, each in form and substance satisfactory to Agent in its sole discretion.

ARTICLE III	Limited Waiver

3.01

Limited Waiver. Subject to the terms and conditions set forth herein and in reliance upon the representations and warranties of Credit Parties set forth herein, Agent and Lenders hereby consent to and waive any Event of Default that would otherwise exist or arise under the Loan Agreement solely as a result of Borrowers’ failure to comply with the Section 9.2.24 of the Loan Agreement upon any prepayment in full (but not in part) of the Tranche B Loan (the “Tranche B Loan Prepayment”) by Borrowers using the proceeds of unrestricted cash on hand; provided, that (i) such prepayment shall occur on or before December 31, 2007, (ii) Borrowers shall use all of the proceeds of the Tontine Subordinated Debt in connection with such prepayment, (iii) there shall not be any Revolver Loans outstanding at the time of such prepayment and (iv) Borrowers shall have unrestricted cash on hand of at least $40,000,000 after giving effect to such prepayment. Upon the Tranche B Loan Prepayment, all references to the “Tranche B Agent”, “Tranche B Lenders”, Tranche B Agreement”, Tranche B Loan”, “Tranche B Documentation” and “Intercreditor Agreement” in the Loan Agreement shall be deleted in their entirety.

3.02

No Further Waiver. Except as specifically provided in this Amendment, nothing in this Amendment shall directly or indirectly whatsoever either: (i) be construed as a waiver of any covenant or provision of the Loan Agreement, any other Loan Document or any other contract or instrument or (ii) impair, prejudice or otherwise adversely affect any right of Agent or Lender at any time to exercise any right, privilege or remedy in connection with the Loan Agreement, any other Loan Document or any other contract or instrument, or (iii) constitute any course of dealing or other basis for altering any obligation of Credit Parties or any right, privilege or remedy of Agent or Lenders under the Loan Agreement, any other Loan Document or any other contract or instrument or constitute any consent by Agent or Lenders to any prior, existing or future violations of the Loan Agreement or any other Loan Document. Credit Parties hereby agree and acknowledge that hereafter Credit Parties are expected to strictly comply with their duties, obligations and agreements under the Loan Agreement and the other Loan Documents.

ARTICLE IV	Conditions Precedent

4.01

Conditions to Effectiveness. The effectiveness of this Amendment (including the agreements and waiver contained herein) is subject to the satisfaction of the following conditions precedent in a manner satisfactory to Agent, unless specifically waived in writing by Agent:

(a)

Agent shall have received this Amendment, duly executed by each of the Credit Parties.

(b)

The representations and warranties contained herein and in the Loan Agreement and the other Loan Documents, as each is amended hereby, shall be true and correct in all material respects as of the date hereof, as if made on the date hereof, except for those representations and warranties specifically made as of an earlier date, which shall be true and correct in all material respects as of such earlier date.

(c)

After giving effect to the provisions of this Amendment, no Default or Event of Default shall have occurred and be continuing, unless such Default or Event of Default has been otherwise specifically waived in writing by Agent.

(d)

All organizational proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be reasonably satisfactory to Agent and its legal counsel.

(e)	Agent shall have received an amendment fee from Borrowers in the amount of $500,000, to be shared pro rata among the Lenders.

ARTICLE V	Ratifications, Representations and Warranties

5.01

Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Loan Agreement and the other Loan Documents, and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Loan Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Each Credit Party and Lenders and Agent agree that the Loan Agreement and the other Loan Documents, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

5.02

Representations and Warranties. Each Credit Party hereby represents and warrants to Lenders and Agent that (a) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite organizational action on the part of such Credit Party and will not violate the organizational or governing documents of such Credit Party; (b) the representations and warranties contained in the Loan Agreement, as amended hereby, and any other Loan Document are true and correct in all material respects on and as of the date hereof and on and as of the date of execution hereof as though made on and as of each such date, except for those representations and warranties specifically made as of an earlier date, which shall be true and correct in all material respects as of such earlier date; (c) no Default or Event of Default under the Loan Agreement, as amended hereby, has occurred and is continuing, unless such Default or Event of Default has been specifically waived in writing by Agent; (d) each Credit Party is in material compliance with all covenants and agreements contained in the Loan Agreement and the other Loan Documents, as amended hereby; and no Credit Party has amended its organizational or governing documents since the date of execution of the Loan Agreement.

ARTICLE VI	Miscellaneous Provisions

6.01

Survival of Representations and Warranties. All representations and warranties made in the Loan Agreement or any other Loan Document, including, without limitation, any document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Lender or Agent or any closing shall affect the representations and warranties or the right of Lender or Agent to rely upon them.

6.02

Reference to Loan Agreement. Each of the Loan Agreement and the other Loan Documents, and any and all other Loan Documents, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Loan Agreement, as amended hereby, are hereby amended so that any reference in the Loan Agreement and such other Loan Documents to the Loan Agreement shall mean a reference to the Loan Agreement, as amended hereby, and any reference in the Loan Agreement and such other Loan Documents to any other Loan Document amended by the provisions of this Amendment shall mean a reference to such other Loan Documents, as amended hereby.

6.03

Expenses of Lender. As provided in the Loan Agreement, each Credit Party agrees to pay on demand all costs and out-of-pocket expenses incurred by Agent in connection with the preparation, negotiation, and execution of this Amendment and the other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the costs and fees of Agent’s legal counsel, and all costs and out-of-pocket expenses incurred by Agent in connection with the enforcement or preservation of any rights under the Loan Agreement, as amended hereby, or any other Loan Documents, including, without, limitation, the costs and fees of Agent’s legal counsel and consultants retained by Agent or retained by Agent’s legal counsel.

6.04

Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

6.05

Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Lenders and Agent and each Credit Party and their respective successors and assigns, except that no Credit Party may assign or transfer any of its rights or obligations hereunder without the prior written consent of Lender and Agent.

6.06

Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

6.07

Effect of Waiver. No consent or waiver, express or implied, by Lenders or Agent to or for any breach of or deviation from any covenant or condition by any Credit Party shall be deemed a consent to or waiver of any other breach of the same or any other covenant, condition or duty.

6.08	Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

6.09

Applicable Law. THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

6.10

Final Agreement. THE LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS, EACH AS AMENDED HEREBY, REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE DATE THIS AMENDMENT IS EXECUTED. THE LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS AMENDED HEREBY, MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AMENDMENT OF ANY PROVISION OF THIS AMENDMENT SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY EACH CREDIT PARTY AND LENDERS AND AGENT.

6.11

Release. EACH CREDIT PARTY HEREBY ACKNOWLEDGES THAT IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE “OBLIGATIONS” OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM LENDER OR AGENT. EACH CREDIT PARTY HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES LENDERS AND AGENT AND ITS RESPECTIVE PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH ANY CREDIT PARTY MAY NOW OR HEREAFTER HAVE AGAINST LENDERS OR AGENT OR ITS RESPECTIVE PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY “LOANS,” INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN AGREEMENT OR OTHER LOAN DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.

Amendment To
Loan and Security Agreement

023528.0102/452728

IN WITNESS WHEREOF, this Amendment has been executed on December 11, 2007, to be effective as the respective date set forth above.

AGENT:

BANK OF AMERICA, N.A., as Agent

By:
Name:____________________________________ ____
Title:_____________________________________ ____
LENDERS:

BANK OF AMERICA, N.A.

By:
Name:____________________________________ ____
Title:_____________________________________ ____

WELLS FARGO FOOTHILL, LLC

By:
Name:____________________________________ ____
Title:_____________________________________ ____

THE CIT GROUP/BUSINESS CREDIT, INC.

By:
Name:____________________________________ ____
Title:_____________________________________ ____

Amendment To
Loan and Security Agreement

023528.0102/452728

CREDIT PARTIES:

INTEGRATED ELECTRICAL SERVICES, INC.

By:

     Curt L. Warnock
     Senior Vice President

BRYANT ELECTRIC COMPANY, INC.
IES INDUSTRIAL, INC.
IES RESIDENTIAL, INC.
IES COMMERCIAL, INC.
IES HOUSTON RESOURCES, INC.
IES PROPERTIES, INC.
IES TANGIBLE PROPERTIES, INC.
IES PURCHASING & MATERIALS, INC.
IES CONSOLIDATION, LLC.
IES SHARED SERVICES, INC.
IES OPERATIONS GROUP, INC.
ICS HOLDINGS, LLC.
INTEGRATED ELECTRICAL FINANCE, INC.
KEY ELECTRICAL SUPPLY
MARK HENDERSON INCORPORATED
MID-STATES ELECTRIC COMPANY, INC.
MILLS ELECTRICAL CONTRACTORS, INC.
MILLS MANAGEMENT, LLC.
PAN AMERICAN ELECTRIC, INC,
RAINES ELECTRIC CO, INC.
RAINES MANAGEMENT, LLC.
THOMAS POPP & COMPANY

_______________________________
Curt L. Warnock
Vice President

IES MANAGEMENT ROO, LP

______________________________
Neal Electric Management, LLC.
General Partner of IES Management ROO, LP.

IES MANAGEMENT, LP

_______________________________
IES Residential Group, Inc.
General Partner of IES Management, LP.

MILLS ELECTRIC, LP

________________________________
Mills Management, LLC.
General Partner of Mills Electric, LP.

RAINES ELECTRIC LP.

_________________________________
Raines Management, LLC.
General Partner of Raines Electric, LP.

MILLS ELECTRICAL HOLDINGS, LLC.
MILLS ELECTRIC HOLDINGS II, LLC.
RAINES HOLDINGS, LLC.
RAINES HOLDINGS II, LLC.

____________________________________
Curt L. Warnock
President

Annex I

Borrowers

Bryant Electric Company, Inc.	North Carolina
IES Commercial, Inc	Delaware
IES Consolidation LLC	Delaware
IES Houston Resources, Inc	Texas
IES Industrial, Inc.	South Carolina
IES Management LP	Texas
IES Management ROO, LP	Texas
IES Properties Inc.	Texas
IES Purchasing & Materials, Inc.	Delaware
IES Residential, Inc.	Texas
IES Shared Services, Inc.	Delaware
IES Tangible Properties, Inc.	Delaware
Integrated Electrical Services, Inc.	Delaware
Key Electrical Supply, Inc.	Texas
Mark Henderson, Incorporated	Delaware
Mid-States Electric Company, Inc.	Delaware
Mills Electric LP	Texas
Pan American Electric, Inc.	Tennessee
Raines Electric LP	Texas
Thomas Popp & Company	Ohio

Annex II

Guarantors

IES Properties, Inc	Delaware
IES Reinsurance, Ltd.	Bermuda
IES Residential Group, Inc.	Delaware
Mills Electric Contractors, Inc.	Delaware
Mills Electric Holdings II LLC	Delaware
Mills Electrical Holdings LLC	Arizona
Mills Management LLC	Arizona
Neal Electric Management LLC	Arizona
Pan American Electric Company, Inc.	New Mexico
Raines Electric Co., Inc.	Delaware
Raines Holdings II LLC	Delaware
Raines Holdings LLC	Arizona
Raines Management LLC	Arizona
Integrated Electrical Finance, Inc.	Delaware
IES Operation Group, Inc.	Delaware
ICS Holdings, LLC	Arizona